UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2007

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2007, the Board of Directors of Old Dominion Freight Line, Inc. (the "Company"), upon the recommendation of the Compensation Committee, approved a grant under the Old Dominion Freight Line, Inc. Phantom Stock Plan (the "Phantom Stock Plan") to be awarded to eligible key employees on February 12, 2007. In connection with the awards, each eligible key employee will enter into an award agreement (each, an "Agreement") with the Company. The number of phantom shares to be awarded to each eligible key employee pursuant to the Phantom Stock Plan and each Agreement will equal 30% of each key employee’s 2006 base salary divided by the Company’s three-day average price of its common stock during the period beginning February 7, 2007 and ending February 9, 2007.

The shares of phantom stock awarded to our Named Executive Officers will be valued at the following amounts based on 30% of their 2006 base salary:

Earl E. Congdon (Chairman of the Board and Chief Executive Officer) - $133,000
John R. Congdon (Senior Vice President and Vice Chairman of the Board) - $94,000
David S. Congdon (President, Chief Operating Officer and Director) - $77,000
John B. Yowell (Executive Vice President) - $65,000
J. Wes Frye (Senior Vice President – Finance, Treasurer, Chief Financial Officer and Assistant Secretary) - $57,000

These values will be divided by the three-day average price of our common stock as described above to determine the number of phantom shares to be awarded.

The awards are subject to the terms, restrictions and other conditions of the Agreement and the Phantom Stock Plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 10.19.1 (a) - Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005

Exhibit No. 10.19.3 (b) - Form of Old Dominion Freight Line, Inc. Phantom Stock Award Agreement

________________________

(a) Incorporated by reference to the exhibit of the same number contained in the Company’s Form 8-K filed on May 20, 2005.
(b) Incorporated by reference to the exhibit of the same number contained in the Company’s Form 8-K filed on February 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

February 2, 2007	By:	John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.19.1 (a)	Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005
10.19.3 (b)	Form of Old Dominion Freight Line, Inc. Phantom Stock Award Agreement